Exhibit 10.44

1 BOARD OF DIRECTORS OWENS & MINOR, INC. December 16, 2025 OWENS & MINOR, INC. EXECUTIVE DEFERRED COMPENSATION AND RETIREMENT PLAN WHEREAS, Owens & Minor, Inc. (the “Corporation”) maintains the Owens & Minor, Inc. Executive Deferred Compensation and Retirement Plan (the “Plan”); WHEREAS, pursuant to rights reserved under Section 10.1 of the Plan, the Corporation, by action of its Board of Directors (the “Board”), may amend the Plan; WHEREAS, the Corporation desires to amend the Plan effective as of January 1, 2026, to freeze participation in the Plan and the following contributions thereunder: (i) Participant contributions made pursuant to Article 4 of the Plan and Section 4.01 of the Plan’s Adoption Agreement; (ii) Employer Matching Contributions made pursuant to Section 5.1 of the Plan and Section 5.01(a) of the Plan’s Adoption Agreement; and (iii) other discretionary Employer contributions made pursuant to Section 5.2 of the Plan and Section 5.01(b) of the Plan’s Adoption Agreement. NOW THEREFORE, BE IT RESOLVED, that the Plan is hereby amended effective January 1, 2026, as follows: 1. Section 3.1 of the Plan shall be amended to add the following sentence to the end thereof: No employee of the Employer who is not already a Participant in the Plan shall become a Participant on and after January 1, 2026. 2. Section 4.1 of the Plan shall be amended to add the following sentence to the end thereof: No Participant contributions may be made to the Plan with respect to compensation paid on and after January 1, 2026. 3. Section 5.1 of the Plan shall be amended to add the following sentence to the end thereof: No Employer Matching Contributions shall be made to the Plan on and after January 1, 2026.

2 4. Section 5.2 of the Plan shall be amended to add the following sentence to the end thereof: No other discretionary Employer contributions shall be made to the Plan on and after January 1, 2026. FINALLY RESOLVED, the Board hereby directs that the Corporation’s President & Chief Executive Officer; Executive Vice President, Chief Financial Officer; Executive Vice President, General Counsel & Corporate Secretary; and Executive Vice President, Chief Human Resources Officer are, and each of them hereby is, authorized to take such steps necessary to implement the foregoing resolutions. [Secretary’s Certificate to Follow]

3 SECRETARY’S CERTIFICATE I, Rosemarie W. France, the Assistant Corporate Secretary of Owens & Minor, Inc., hereby certify that the foregoing resolutions were approved and adopted by the Board of Directors of the Corporation on December 16, 2025, and remains in effect. IN WITNESS WHEREOF, I have hereunto set my hand and the corporate seal of the Corporation as of the date set forth below. OWENS & MINOR, INC. _____________________________ Name: Rosemarie W. France Title: Assistant Corporate Secretary Date: December 16, 2025 150465994.2